                                                                    EXHIBIT 99.2



                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                              Case Number 02 B 8209
                             (Jointly Administrated)

                            Monthly Operating Report
                                   March 2002

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

     CASE NAME:   FLORSHEIM GROUP INC.             CASE NO.    02 B 08209
                ------------------------                    ----------------

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                         FOR MONTH ENDING MARCH 30, 2002

                                          PREPETITION   POST-PETITION
                                              LOAN           LOAN            TOTAL                                        EXCESS
 DATE           RECEIPTS    DISBURSEM.      BALANCE        BALANCE       OUTSTANDING        LC'S           AVAIL.         AVAIL
------       ------------   ----------   -------------   ------------   -------------   ------------   -------------   ------------
 03/03               0.00         0.00   65,470,037.21           0.00   65,470,037.21   3,507,570.00   68,976,000.00      (1,607.21)
 03/04               0.00         0.00   65,470,037.21           0.00   65,470,037.21   3,507,570.00   68,976,000.00      (1,607.21)
 03/05       1,295,297.35    30,693.51   64,174,739.86      30,693.51   64,205,433.37   3,507,570.00   68,976,000.00   1,262,996.63
 03/06         375,707.19   453,089.01   63,799,032.67     483,782.52   64,282,815.19   3,507,570.00   68,658,000.00     867,614.81
 03/07         169,961.45   623,240.26   63,629,071.22   1,107,022.78   64,736,094.00   3,507,570.00   68,658,000.00     414,336.00
 03/08         768,579.45   784,472.24   62,860,491.77   1,891,495.02   64,751,986.79   3,507,570.00   68,658,000.00     398,443.21
 03/09               0.00         0.00   62,860,491.77   1,891,495.02   64,751,986.79   3,507,570.00   68,658,000.00     398,443.21
 03/10               0.00         0.00   62,860,491.77   1,891,495.02   64,751,986.79   3,507,570.00   68,658,000.00     398,443.21
 03/11         276,242.29   283,707.79   62,584,249.48   2,175,202.81   64,759,452.29   3,507,570.00   68,658,000.00     390,977.71
 03/12         819,127.89   175,702.47   61,765,121.59   2,350,905.28   64,116,026.87   3,507,570.00   68,658,000.00   1,034,403.13
 03/13         502,173.45   211,465.87   61,262,948.14   2,562,371.15   63,825,319.29   3,507,570.00   68,158,000.00     825,110.71
 03/14         215,172.20   564,728.68   61,047,775.94   3,127,099.83   64,174,875.77   3,507,570.00   68,158,000.00     475,554.23
 03/15         329,171.96   612,754.57   60,718,603.98   3,739,854.40   64,458,458.38   3,507,570.00   68,158,000.00     191,971.62
 03/16               0.00         0.00   60,718,603.98   3,739,854.40   64,458,458.38   3,507,570.00   68,158,000.00     191,971.62
 03/17               0.00         0.00   60,718,603.98   3,739,854.40   64,458,458.38   3,507,570.00   68,158,000.00     191,971.62
 03/18         478,627.33   832,586.80   60,239,976.65   4,572,441.20   64,812,417.85   3,507,570.00   68,158,000.00    (161,987.85)
 03/19         773,474.00   423,028.33   59,466,502.65   4,995,469.53   64,461,972.18   3,507,570.00   68,158,000.00     188,457.82
 03/20         308,314.41   762,493.45   59,158,188.24   5,757,962.98   64,916,151.22   3,507,570.00   67,165,000.00  (1,258,721.22)
 03/21         256,626.50   477,571.92   58,901,561.74   6,235,534.90   65,137,096.64   3,507,570.00   67,165,000.00  (1,479,666.64)
 03/22         452,593.07   533,260.93   58,448,968.67   6,768,795.83   65,217,764.50   3,507,570.00   67,614,000.00  (1,111,334.50)
 03/23               0.00         0.00   58,448,968.67   6,768,795.83   65,217,764.50   3,507,570.00   67,614,000.00  (1,111,334.50)
 03/24               0.00         0.00   58,448,968.67   6,768,795.83   65,217,764.50   3,507,570.00   67,614,000.00  (1,111,334.50)
 03/25         341,104.29   388,833.32   58,107,864.38   7,157,629.15   65,265,493.53   3,507,570.00   67,614,000.00  (1,159,063.53)
 03/26         932,573.89   276,370.41   57,175,290.49   7,433,999.56   64,609,290.05   3,507,570.00   67,614,000.00    (502,860.05)
 03/27         326,857.34    93,971.80   56,848,433.15   7,527,971.36   64,376,404.51   3,507,570.00   68,183,000.00     299,025.49
 03/28      10,622,025.43   619,073.95   46,226,407.72   8,147,045.31   54,373,453.03   3,507,570.00   57,806,850.00     (74,173.03)
 03/29         248,799.57   189,251.02   45,977,608.15   8,336,296.33   54,313,904.48   3,507,570.00   57,806,850.00     (14,624.48)
 03/30               0.00         0.00   45,977,608.15   8,336,296.33   54,313,904.48   3,507,570.00   57,806,850.00     (14,624.48)
            -------------  -----------
 Total      19,492,429.06 8,336,296.33

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


       CASE NAME:   FLORSHEIM GROUP INC.          CASE NO.    02 B 08209
                  ------------------------                ------------------

                            SUMMARY OF CASH ACCOUNTS
                            ------------------------

                         FOR MONTH ENDING MARCH 30, 2002

ENDING BALANCE IN                       3/04/02         3/30/02
                                     ------------    -------------

   LASALLE NATIONAL BANK
      Account #                         42,519.94       354,286.42
      Account #                          2,500.00         2,500.00
      Account #                            872.90         1,033.56
      Account #                                 -                -

   ASSOCIATED BANK
      Account #                         15,000.00        15,000.00

   BT COMMERCIAL
      Account #                                 -                -
      Account #                                 -                -
      Account #                                 -                -
      Account #                                 -                -
      Account #                                 -                -
      Account #                                 -                -
      Account #                                 -                -


   RETAIL CASH IN LOCAL BANKS          230,450.04       535,185.92

                                     ------------    -------------
   TOTAL                               291,342.88       908,005.90
                                     ============    =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


    CASE NAME:   FLORSHEIM GROUP INC.         CASE NO.    02 B 08209
                ----------------------                -----------------


                                RECEIPTS LISTING
                                ----------------

                         FOR MONTH ENDING MARCH 30, 2002

   Bank:                   BT Commercial Corporation
   Location                Chicago, Illinois
   Account Name:           Concentration Account
   Account No.:

                  Wire Receipts       Retail             Retail                            TOTAL
                                                                  (1)     Lockbox(2)      RECEIPTS
                --------------   ---------------      -------------   -------------   ---------------
OPENING BALANCE
     03/04      $         0.00                 0      $  187,097.93   $  100,820.34   $    287,918.27

     03/05      $         0.00                 0      $  490,820.54   $  516,558.54   $  1,007,379.08

     03/06      $         0.00                 0      $  273,200.54   $  102,506.65   $    375,707.19

     03/07      $         0.00                 0      $  169,961.45   $        0.00   $    169,961.45

     03/08      $    16,246.00(3)              0      $  167,698.56   $  584,634.89   $    768,579.45

     03/11      $         0.00                 0      $  229,621.00   $   46,621.29   $    276,242.29

     03/12      $         0.00                 0      $  521,704.82   $  297,423.07   $    819,127.89

     03/13      $         0.00                 0      $  241,201.43   $  260,972.02   $    502,173.45

     03/14      $         0.00                 0      $  178,079.97   $   37,092.23   $    215,172.20

     03/15      $    40,000.00(4)              0      $  166,265.98   $  162,905.98   $    369,171.96

     03/18      $         0.00                 0      $  202,649.30   $  235,978.03   $    438,627.33

     03/19      $         0.00                 0      $  472,607.45   $  300,866.55   $    773,474.00

     03/20      $         0.00                 0      $  244,284.66   $   64,029.75   $    308,314.41

     03/21      $     2,500.00(5)                     $  158,981.32   $   95,145.18   $    256,626.50

     03/22      $         0.00                 0      $  160,021.18   $  292,571.89   $    452,593.07

     03/25      $         0.00                 0      $  216,083.22   $  125,021.07   $    341,104.29

     03/26      $         0.00                 0      $  473,796.91   $  458,776.98   $    932,573.89

     03/27      $         0.00                 0      $  234,755.43   $   92,101.91   $    326,857.34

     03/28      $10,404,172.99(6)              0      $  180,545.91   $   37,306.53   $ 10,622,025.43

     03/29      $         0.00                 0      $  197,426.88   $   51,372.69   $    248,799.57
                ==============   ===============      =============   =============   ===============
                $10,462,918.99   $          0.00      $5,166,804.48   $3,862,705.59   $ 19,492,429.06

          Notes:
          ------
     1) Retail receipts represent the sweep of U.S. depository accounts on a daily basis.
     2)   Wholesale receipts paid to lockbox
     3)   Liwa Corporation - Foreign accounts receivable
     4)   Flem Marketing - Royalty Payment
     5)   Roen Corporation - Foreign accounts receivable
     6) $10,376,150 of total is inventory advance from Hilco Merchant Resources, LLC.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


  CASE NAME:  FLORSHEIM GROUP INC.        CASE NO.   02 B 08209
            ------------------------              ---------------


                              DISBURSEMENTS LISTING
                              ---------------------

                         FOR MONTH ENDING MARCH 30, 2002


     Bank:             BT Commercial Corporation
     Location          Chicago, Illinois
     Account Name:     Concentration Account
     Account No.:

Account                                                                                       Amount
-----------                                                                               -------------
     FLORSHEIM GROUP INC.
                 Payments
                 Wire Disbursements                                                       6,179,768.96
                 Wholesales Checks                                                          950,561.64
                 Retail Checks                                                            1,300,709.05
                 Retail Credit Card Discounts - per bank                                     65,889.15
                                                                                          ------------
                 Total Funds Out                                                          8,496,928.80

                 OUTSTANDING CHECKS AT 3/29
                 Wholesale                                                                 (240,148.07)
                 Retail                                                                     (21,154.31)
                                                                                          ------------

                 CHECKS CLEARED WRITTEN BEFORE 3/4                                          100,669.87
                                                                                          ------------
                 The above checks were permitted to clear per the first day order

     Total Florsheim Group Inc.                                                           8,336,296.29
                                                                                          ------------

     THE FLORSHEIM SHOE STORE COMPANY - WEST                                                     --

     THE FLORSHEIM SHOE STORE COMPANY - NORTHEAST                                                --

     FLORSHEIM OCCUPATIONAL FOOTWEAR, INC.                                                       --

     L.J. O'NEILL SHOE CO.                                                                       --
                                                                                          ------------

     Grand Total Cash Disbursements                                                       8,336,296.29
                                                                                          ============




Note - All Cash disbursements are made by Florsheim Group Inc. on behalf of the debtors, Florsheim Group Inc., The Florsheim Shoe Store Company - West, The Florsheim Shoe Store Company - Northeast, Florsheim Occupational Footwear, Inc. and L.J. O'Neill Shoe Co.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


   CASE NAME:  FLORSHEIM GROUP INC.           CASE NO.   02 B 08209
              -----------------------                 ---------------


                         STATEMENT OF INVENTORY ($ 000)
                         ------------------------------

                         FOR MONTH ENDING MARCH 30, 2002





                   Beginning Inventory                  $    44,448
                                                        -----------

                   Add: Purchases                       $     4,175
                                                        -----------

                   Less: Cost of Goods Sold
                             (Cost Basis)               $    (5,627)
                                                        -----------

                   Adjustments                          $      (639)
                                                        -----------

                   Ending Inventory                     $    42,357
                                                        ===========



                          PAYROLL INFORMATION STATEMENT
                          -----------------------------


                                      Week ended
               ------------------------------------------------------------
                  3/8/02         3/15/02         3/22/02         3/29/02           Total
               ------------   ------------    -------------   -------------    --------------
Gross Payroll
 Wholesale
  Chicago        347,194.02              -       282,014.25               -        629,208.27
  Commissions     57,199.00              -                -               -         57,199.00
  FDC             26,900.17      27,418.82        28,725.49       32,292.89        115,337.37
Retail           230,212.04     236,872.64       235,208.11      232,301.27        934,594.06
               ------------   ------------    -------------   -------------    --------------
Total            661,505.23     264,291.46       545,947.85      264,594.16      1,736,338.70
               ============   ============    =============   =============    ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


   CASE NAME:   FLORSHEIM GROUP INC.        CASE NO.     02 B 08209
              ------------------------              --------------------


                          STATEMENT OF AGED RECEIVABLES
                          -----------------------------

                         FOR MONTH ENDING MARCH 30, 2002

ACCOUNTS RECEIVABLE:

              Beginning of Month Balance               $   12,070,437
                                                       --------------

              Add: Sales on Account                    $    5,218,177
                                                       --------------

              Less: Collections                        $   (4,029,156)
                                                       --------------

              Adjustments                              $      (81,086)
                                                       --------------

              End of the Month Balance                 $   13,178,372
                                                       ==============


    0-30             31-60          61-90          over 90         End of Month
    Days             Days            Days            Days             Total
-------------    ------------    -----------     ------------     --------------

 11,249,292         448,658        153,509         1,326,913         13,178,372



                             ACCOUNTS PAYABLE AGING
                             ----------------------

                     0-30             31-60             61-90          Over 90       End of Month
                     Days              Days              Days            Days           Total
               ----------------   --------------   ---------------   ------------    -------------
   Wholesale       (161,218.00)      (61,027.00)      (250,243.00)      2,202.00      (470,286.00)

   Retail
      Rent          (12,017.00)               -                 -              -       (12,017.00)
      Other          (3,472.00)       (9,825.00)        (1,082.00)             -       (14,379.00)

               ----------------   --------------   ---------------   ------------    -------------
   Total           (176,707.00)      (70,852.00)      (251,325.00)      2,202.00      (496,682.00)
               ================   ==============   ===============   ============    =============



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


   CASE NAME:  FLORSHEIM GROUP INC.       CASE NO.    02 B 08209
             -----------------------              -----------------


                                TAX QUESTIONNAIRE
                                -----------------

                         FOR MONTH ENDING MARCH 30, 2002

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

              1. Federal Income Taxes                    Yes (x)       No (  )
              2. FICA withholdings                       Yes (x)       No (  )
              3. Employee's withholdings                 Yes (x)       No (  )
              4. Employer's FICA                         Yes (x)       No (  )
              5. Federal Unemployment Taxes              Yes (x)       No (  )
              6. State Income Taxes                      Yes (x)       No (  )
              7. State Employee withholdings             Yes (x)       No (  )
              8. All other state taxes                   Yes (x)       No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                                 Week 3/8        Week 3/15        Week 3/22       Week 3/29
                                 --------        ---------        ---------       ---------
Federal Income Tax W/H        $   178,280.52   $   24,656.13   $    66,762.27   $   24,746.02
FICA - Employee                    52,426.20       15,954.35        31,148.37       15,975.68
Medicare - Employee                14,372.07        3,731.41         7,685.87        3,742.31
FICA - Employer                    52,424.61       15,955.94        31,142.46       15,981.70
Medicare - Employer                14,371.75        3,731.64         7,690.47        3,737.66

Sate Income Tax W/H                31,566.96        6,259.57        14,423.54        6,082.60
Local Tax W/H                         509.68          535.55           498.44          431.27
State Disability                      603.62          440.36           450.77          427.96
State Unemployment                 12,431.89        5,849.80        14,545.47        5,500.80
Federal Unemployment                2,210.56        1,547.05         1,695.40        1,292.11
                              --------------   -------------   --------------   -------------

Total                         $   359,197.86   $   78,661.80   $   176,043.06   $   77,918.11

Payment made by Ceridian      $   359,197.86   $   78,661.80   $   176,043.06   $   78,473.85
Over / (underpaymt)                                                             $      555.74
                              --------------   -------------   --------------   -------------

Total                         $   359,197.86   $   78,661.80   $   176,043.06   $   77,918.11

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                          Print or type name and capacity of
                                          person signing this Declaration:

                                          /s/ F. Terrence Blanchard
                                          --------------------------------------
                                          Vice President, Finance and Chief
                                          Accounting Officer

DATED:  May 15, 2002
       --------------